UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14 2008

VOIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33035	95-4855709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Corporate Boulevard, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	561-948-4193

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On May 14, 2008 VOIS Inc. issued a press release announcing results for the second quarter of fiscal 2008. A copy of such press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Description

99.1  Press release dated May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOIS, INC.

Date: May 14, 2008	By:	/s/ Gary Schultheis
Gary Schultheis,
Chief Executive Officer and President